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                                                                     EXHIBIT 4.1


             INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA



NO.                                                                       SHARES



                            CONNECT EXPRESS, INC.



THIS CERTIFIES THAT ___________________________________________ is the owner of
_________________________________________________Shares of the Capital Stock of
              of the CORPORATION, fully paid and non-assessable transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

                IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _______________day of _______________ A.D. 19__



             _________________________          _____________________________
                     PRESIDENT                            SECRETARY



                              SHARES _____ EACH
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                                 CERTIFICATE

                                     FOR

                                    SHARES

                                    OF THE

                                CAPITAL STOCK



                                  ISSUED TO



                                     DATE






        For Value Received, _____, hereby sell, assign and transfer unto _________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said Stock on the books of the within named Company with full power of substitution in the premises.
        Dated __________________ 19__
         In presence of           _____________________________________________

________________________________

                   NOTICE. THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN ON THE
            FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.